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                                                                    EXHIBIT 10.1

   AMENDMENT TO EMPLOYMENT AGREEMENT DATED DECEMBER 31, 1999 BETWEEN GREGORY
       T. ROGERS, BKF CAPITAL GROUP, INC. AND LEVIN MANAGEMENT CO., INC.

      WHEREAS, Gregory T. Rogers ("Rogers"), BKF Capital Group, Inc. ("BKF") and Levin Management Co., Inc. ("Management") are parties to an Employment Agreement dated December 31, 1999 (the "Agreement");

      WHEREAS, the Agreement provides for an initial term expiring December 31, 2002 (the "Expiration Date"), which term shall automatically extend for successive one year periods absent six months prior written notice from any party of its intention not to extend the term;

      WHEREAS, Mr. Rogers intends to continue as Chief Operating Officer and Executive Vice President of Strategy and Marketing of BKF following the Expiration Date;

      WHEREAS, the parties wish to amend the Agreement so that it shall terminate on the Expiration Date and so that Mr. Rogers, as an employee-at-will following such date, shall be subject only to such restrictions as apply to other executive officers of BKF; and

      WHEREAS, as required by the Agreement, the Board of Directors of BKF has approved the amendments to the Agreement contained herein;

      NOW, THEREFORE, in mutual consideration for the continued employment of Rogers by BKF and Management after the Expiration Date, the parties to the Agreement hereby amend the Agreement as of the date hereof as follows:

      1.    The Agreement shall terminate as of the Expiration Date.

      2. Sections VIII.A, VIII.C and VIII.D of the Agreement shall not survive the Expiration Date.

      In all other respects, the Agreement is hereby ratified and affirmed.


Dated:   September 27, 2002


/s/ Gregory T. Rogers
______________________________________
Gregory T. Rogers


BKF CAPITAL GROUP, INC.


By:      /s/ John A. Levin
         ________________________________
         John A. Levin
         Chairman and Chief Executive Officer


LEVIN MANAGEMENT CO., INC.


By:      /s/ John A. Levin
         ________________________________
         John A. Levin
         Chairman and Chief Executive Officer